Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces Second Quarter 2016 Financial Results

Total revenue of $57.9 million grew 36% year-over-year

Employer revenue of $36.3 million grew 75% year-over-year

Charleston, S.C. – August 3, 2016 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading provider of cloud-based benefits management software, today announced its second quarter 2016 financial results.

“Benefitfocus continued to strengthen its market leadership position and delivered a strong second quarter, with revenue and profitability that exceeded the high-end of our guidance for the twelfth consecutive quarter,” said Shawn Jenkins, Chief Executive Officer of Benefitfocus. “Strong demand drove total revenue growth of 36% in the second quarter and once again, our software revenue retention rate was over 95%.”

Jenkins added, “We remain on track to achieve Q4 adjusted EBITDA profitability and are making significant progress towards achieving our long-term goals.  This was exemplified in the second quarter by our strong revenue growth and nearly 8 times reduction in adjusted EBITDA loss over the year-ago period.”

Second Quarter 2016 Financial Highlights

Revenue

•	Total revenue was $57.9 million, an increase of 36% compared to the second quarter of 2015.
•	Software services revenue was $51.0 million, an increase of 34% compared to the second quarter of 2015.
•	Professional services revenue was $6.9 million, an increase of 50% compared to the second quarter of 2015.
•	Employer revenue was $36.3 million, an increase of 75% compared to the second quarter of 2015.
•	Insurance carrier revenue was $21.6 million, a decrease of 1% compared to the second quarter of 2015.

GAAP Net Loss

•

GAAP net loss was ($11.0) million, compared to ($18.3) million in the second quarter of 2015. GAAP net loss per share was ($0.37), based on 29.5 million basic and diluted weighted average common shares outstanding, compared to ($0.64) for the second quarter of 2015, based on 28.6 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss and Adjusted EBITDA

•

Non-GAAP net loss was ($6.5) million, compared to ($15.3) million in the second quarter of 2015. Non-GAAP net loss per share was ($0.22), based on 29.5 million basic and diluted weighted average common shares outstanding, compared to ($0.53) for the second quarter of 2015, based on 28.6 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was ($1.4) million, compared to ($10.7) million in the second quarter of 2015.

See important disclosures about non-GAAP measures, and a reconciliation of such measures to GAAP, below.

Balance Sheet

•	Total available liquidity at the end of the quarter was $88.8 million, which is comprised of cash, cash equivalents, marketable securities and availability under the company’s line of credit.

Second Quarter and Recent Business Highlights

•	Ended the second quarter with 803 large employer customers, up from 662 at the end of the year-ago period and 741 at the end of the first quarter of 2016.
•	Signed 6 new national accounts with more than 10,000 lives during the second quarter, as well as a multi-year, multi-product transaction with a 120,000 employee customer in early July.
•

Announced Benefitstore for Part Time Employees that will be released for open enrollment 2016.  This is an incremental revenue opportunity that will enable our large customers to provide part time employers a benefit package that includes Life and Disability Insurance, ID Theft Protection, Legal Assistance, and access to Telemedicine services.

•

Introduced One Place 365 Idea Community as part of the Summer 2016 software release. The One Place 365 Idea Community is a collaboration platform that enables customers to crowd-source their ideas and share new product concepts online, building upon the company’s existing platforms for gathering customer feedback.

•	Passed a significant milestone in June with the successful delivery of forms 1094 and 1095 to the IRS on behalf of all our BENEFITFOCUS® ACA Management & Reporting customers.

Business Outlook

Based on information available as of August 3, 2016, Benefitfocus is providing guidance for the third quarter and full year 2016 as indicated below.

Third Quarter 2016:

•	Total revenue is expected to be in the range of $57.0 million to $58.0 million.
•

Non-GAAP net loss is expected to be in the range of ($10.0) million to ($9.5) million, or ($0.34) to ($0.32) per share, based on 29.6 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($4.0) million to ($3.5) million.

Full Year 2016:

•	Total revenue is expected to be in the range of $233.0 million to $236.0 million.
•

Non-GAAP net loss is expected to be in the range of ($29.0) million to ($27.0) million, or ($0.98) to ($0.91) per share, based on 29.5 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($7.5) million to ($5.5) million.

See important disclosures about non-GAAP measures, and a reconciliation of such measures to GAAP, below.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, August 3, 2016, at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (877) 407-9039 (domestic)

or (201) 689-8470 (international). A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. A replay of this conference call can also be accessed by dialing (877) 870-5176 (domestic) or (858) 384-5517 (international) with replay passcode 13641207 through August 10, 2016.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) provides a leading cloud-based benefits management platform that simplifies how organizations and individuals shop for, enroll in, manage and exchange benefits. Every day leading employers, insurance companies and millions of consumers rely on our platform to manage, scale and exchange benefits data seamlessly. In an increasingly complex benefits landscape, we bring order to chaos so our clients and their employees have access to better information, make better decisions and lead better lives. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release and the accompanying tables, including non-GAAP gross profit, operating loss, net loss, net loss per common share and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating loss, net loss and net loss per share exclude stock-based compensation expenses and amortization of acquisition-related intangible assets and offering costs expensed, if any.  We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill and intangible assets. Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve profitability; fluctuations in our financial results; general economic risks; the immature and volatile market for our products and services; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable regulations; our ability to maintain our culture and recruit and retain qualified personnel; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings,  copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec.cfm or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue	$57,874	$42,708	$112,666	$85,377
Cost of revenue (1)(2)	29,750	23,640	59,047	46,103
Gross profit	28,124	19,068	53,619	39,274
Operating expenses:(1)(2)
Sales and marketing	14,761	15,804	28,335	31,279
Research and development	14,180	13,271	29,195	25,048
General and administrative	8,274	6,393	16,669	11,804
Total operating expenses	37,215	35,468	74,199	68,131
Loss from operations	(9,091)	(16,400)	(20,580)	(28,857)
Other income (expense):
Interest income	36	56	92	74
Interest expense on building lease financing obligations	(1,710)	(1,730)	(3,426)	(3,644)
Interest expense on other borrowings	(231)	(210)	(429)	(490)
Other (expense) income	(3)	5	(3)	4
Total other expense, net	(1,908)	(1,879)	(3,766)	(4,056)
Loss before income taxes	(10,999)	(18,279)	(24,346)	(32,913)
Income tax expense	5	5	10	20
Net loss	$(11,004)	$(18,284)	$(24,356)	$(32,933)
Comprehensive loss	$(11,004)	$(18,284)	$(24,356)	$(32,933)

Net loss per common share:
Basic and diluted	$(0.37)	$(0.64)	$(0.83)	$(1.19)
Weighted-average common shares outstanding:
Basic and diluted	29,459,341	28,633,992	29,336,270	27,694,935

(1) Stock-based compensation included in above line items:
Cost of revenue	$770	$434	$1,318	$754
Sales and marketing	838	713	1,470	1,036
Research and development	1,059	613	2,527	1,052
General and administrative	1,783	1,021	3,868	1,775

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$38	$59	$74	$117
Sales and marketing	10	6	20	13
Research and development	13	9	28	19
General and administrative	4	2	7	4

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of June 30, 2016	As of December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$56,929	$48,074
Marketable securities	11,069	40,448
Accounts receivable, net	28,440	27,616
Accounts receivable, related party	2,862	2,082
Prepaid expenses and other current assets	6,147	5,725
Total current assets	105,447	123,945
Property and equipment, net	55,763	55,037
Intangible assets, net	536	665
Goodwill	1,634	1,634
Other non-current assets	1,377	838
Total assets	$164,757	$182,119
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$7,445	$7,953
Accrued expenses	10,269	10,449
Accrued compensation and benefits	17,488	20,684
Deferred revenue, current portion	33,530	37,858
Revolving line of credit, current portion	34,000	25,000
Financing and capital lease obligations, current portion	2,885	3,648
Total current liabilities	105,617	105,592
Deferred revenue, net of current portion	50,067	55,671
Revolving line of credit, net of current portion	5,246	5,246
Financing and capital lease obligations, net of current portion	33,095	31,183
Other non-current liabilities	2,523	2,436
Total liabilities	196,548	200,128
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at June 30, 2016 and December 31, 2015	—	—
Common stock, par value $0.001, 50,000,000 shares authorized, 29,588,841 and 29,194,332 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	30	29
Additional paid-in capital	320,877	310,304
Accumulated deficit	(352,698)	(328,342)
Total stockholders' deficit	(31,791)	(18,009)
Total liabilities and stockholders' deficit	$164,757	$182,119

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2016	2015
Cash flows from operating activities
Net loss	$(24,356)	$(32,933)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	6,310	5,726
Stock-based compensation expense	9,183	4,617
Interest accrual on financing obligation	3,426	3,644
Loss on disposal or impairment of property and equipment	7	8
Provision for doubtful accounts	(22)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(1,582)	(614)
Accrued interest on short-term investments	158	88
Prepaid expenses and other current assets	(72)	(1,523)
Other non-current assets	291	711
Accounts payable	(1,279)	1,427
Accrued expenses	741	648
Accrued compensation and benefits	(3,196)	1,868
Deferred revenue	(9,932)	(495)
Other non-current liabilities	87	189
Net cash and cash equivalents used in operating activities	(20,236)	(16,639)
Cash flows from investing activities
Purchases of short-term investments held to maturity	(2,004)	(51,111)
Proceeds from maturity of short-term investments held to maturity	31,225	8,067
Purchases of property and equipment	(4,964)	(8,054)
Net cash and cash equivalents provided by (used in) investing activities	24,257	(51,098)
Cash flows from financing activities
Draws on revolving line of credit	34,000	22,492
Payments on revolving line of credit	(25,000)	(34,903)
Proceeds from exercises of stock options	1,593	1,318
Proceeds from issuance of common stock and warrant, net of issuance costs	—	74,538
Payment of deferred financing costs and debt issuance costs	—	(566)
Remittance of taxes upon vesting of restricted stock units	(202)	(874)
Payments on financing and capital lease obligations	(5,557)	(4,918)
Net cash and cash equivalents provided by financing activities	4,834	57,087
Net increase (decrease) in cash and cash equivalents	8,855	(10,650)
Cash and cash equivalents, beginning of period	48,074	51,074
Cash and cash equivalents, end of period	$56,929	$40,424

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$1,397	$1,558
Property and equipment purchased with financing and capital lease obligations	$2,099	$236
Post contract support purchased with financing obligations	$1,182	$—
Allocation of proceeds to deferred revenue from issuance of common stock based on relative selling price	$—	$207

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$28,124	$19,068	$53,619	$39,274
Amortization of acquired intangible assets	38	59	74	117
Stock-based compensation expense	770	434	1,318	754
Total net adjustments	808	493	1,392	871
Non-GAAP gross profit	$28,932	$19,561	$55,011	$40,145

Reconciliation from Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(9,091)	$(16,400)	$(20,580)	$(28,857)
Amortization of acquired intangible assets	65	76	129	153
Stock-based compensation expense	4,450	2,781	9,183	4,617
Offering costs expensed	—	136	—	136
Total net adjustments	4,515	2,993	9,312	4,906
Non-GAAP operating loss	$(4,576)	$(13,407)	$(11,268)	$(23,951)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(11,004)	$(18,284)	$(24,356)	$(32,933)
Depreciation	2,509	2,156	4,862	4,226
Amortization of software development costs	693	671	1,319	1,347
Amortization of acquired intangible assets	65	76	129	153
Interest income	(36)	(56)	(92)	(74)
Interest expense on building lease financing obligations	1,710	1,730	3,426	3,644
Interest expense on other borrowings	231	210	429	490
Income tax expense	5	5	10	20
Stock-based compensation expense	4,450	2,781	9,183	4,617
Total net adjustments	9,627	7,573	19,266	14,423
Adjusted EBITDA	$(1,377)	$(10,711)	$(5,090)	$(18,510)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(11,004)	$(18,284)	$(24,356)	$(32,933)
Amortization of acquired intangible assets	65	76	129	153
Stock-based compensation expense	4,450	2,781	9,183	4,617
Offering costs expensed	—	136	—	136
Total net adjustments	4,515	2,993	9,312	4,906
Non-GAAP net loss	$(6,489)	$(15,291)	$(15,044)	$(28,027)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(6,489)	$(15,291)	$(15,044)	$(28,027)

Weighted average shares outstanding - basic and diluted	29,459,341	28,633,992	29,336,270	27,694,935
Shares used in computing non-GAAP net loss per share - basic and diluted	29,459,341	28,633,992	29,336,270	27,694,935
Non-GAAP net loss per common share - basic and diluted	$(0.22)	$(0.53)	$(0.51)	$(1.01)

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Guidance Ranges

(in millions, except per share data)

	Third Quarter 2016		Full Year 2016
	Range		Range
	Low	High	Low	High
Reconciliation from Net Loss Guidance to Adjusted EBITDA Guidance:
Net loss - Guidance range	$(14.9)	$(14.4)	$(48.2)	$(46.2)
Depreciation and amortization	4.1	4.1	14.0	14.0
Interest income	—	—	(0.1)	(0.1)
Interest expense	2.0	2.0	7.8	7.8
Income tax expense	—	—	—	—
Stock-based compensation expense	4.8	4.8	19.0	19.0
Total net adjustments	10.9	10.9	40.7	40.7
Adjusted EBITDA - Guidance range	$(4.0)	$(3.5)	$(7.5)	$(5.5)

Reconciliation from Net Loss Guidance to Non-GAAP Net Loss Guidance:
Net loss - Guidance range	$(14.9)	$(14.4)	$(48.2)	$(46.2)
Amortization of acquired intangible assets	0.1	0.1	0.2	0.2
Stock-based compensation expense	4.8	4.8	19.0	19.0
Total net adjustments	4.9	4.9	19.2	19.2
Non-GAAP net loss - Guidance range	$(10.0)	$(9.5)	$(29.0)	$(27.0)

Calculation of Non-GAAP Earnings Per Share Guidance:
Non-GAAP net loss - Guidance range	$(10.0)	$(9.5)	$(29.0)	$(27.0)

Weighted average shares outstanding - basic and diluted	29.6	29.6	29.5	29.5
Shares used in computing non-GAAP net loss per share - basic and diluted	29.6	29.6	29.5	29.5
Non-GAAP net loss per common share - basic and diluted	$(0.34)	$(0.32)	$(0.98)	$(0.91)